Exhibit 10.4

SECOND AMENDMENT TO NOTE

Loan # R1036

This Second Amendment to Note (this “Second Amendment”), dated effective as of September 22, 2022 (the “Effective Date”), is entered into between S&W Seed Company, a Nevada corporation (“Borrower”), and Rooster Capital LLC, a Delaware limited liability company (“Lender”).

RECITALS

WHEREAS, Borrower executed a promissory note dated November 30, 2017, in the original principal amount of $10,400,000.00 payable to Conterra Agricultural Capital, LLC (the “Note”), and subsequently endorsed to Lender, which is secured by a Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing dated November 30, 2017 (the “Security Instrument”), and recorded on (i) December 4, 2017, as Instrument No. 2017-0156048-00 in the land records of Fresno County, California, as affected by Corrective Assignment of Deed of Trust dated December 1, 2017, and recorded on March 2, 2020, as Instrument No. 2020-0026497 in the land records of Fresno County, California , and (ii) December 4, 2017, as Instrument No. 2017-052694 in the land records of Canyon County, Idaho as affected by a Corrective Assignment of Deed of Trust dated November 5, 2019 and recorded on February 18, 2020 as Instrument No.2020-009002 in the land records of Canyon County, Idaho.

WHEREAS, on or around December 24, 2019, an Amendment to Note (the “First Amendment”) was entered into by Borrower and Lender, whereby the Maturity Date of the Note was extended to November 30, 2022.

WHEREAS, Lender is the current holder of the Note and the Security Instrument.

WHEREAS, Borrower has requested to extend the Maturity Date of the Note to December 23, 2022, and Lender has approved Borrower’s request subject to the terms and requirements set forth in this Second Amendment.

Now Therefore, for the reason set forth above and for other good and valuable consideration, the sufficiency of which is acknowledged, Borrower and Lender (each a “Party” and collectively, the “Parties”) hereby agree as follows:

AGREEMENT

1. Amendment to Note

The Parties agree that the recitals set forth above are true and accurate and are hereby incorporated in and made a part of this Second Amendment. The Note and First Amendment are hereby amended by the following:

a.
Section 3(A) of the Note is hereby deleted in its entirety and replaced with the following:

(A)
Time and Amount of Payments

1 interest only payment due and payable on January 1, 2018, with interest calculated from the date of closing on the unpaid principal balance of the Note at 7.5% per annum; 4 consecutive semi-annual principal and interest payments of $515,710.54 each, beginning July 1, 2018; 4 consecutive semi-annual principal and interest payments of $454,185.24 each, beginning July 1, 2020; 3 consecutive principal and interest payments of $614,185.24 each, beginning July 1, 2022, and a final payment due and payable December 23, 2022 (which is called the “Maturity Date”), in an amount equal to all remaining principal and all accrued unpaid interest, plus any applicable costs and expenses.

2. Lender’s fee and Other Expenses

In consideration for Lender entering into this Second Amendment, Borrower shall pay to Lender upon entering into this Second Amendment an extension fee in the amount of $10,000, and a servicing fee in the amount of $750. As further consideration for Lender entering into this Second Amendment, Borrower shall pay to Lender upon entering into this Second Amendment any additional costs and expenses incurred by Lender in connection with this Amendment, including without limitation attorneys’ fees and costs.

3. Terms of Note

Capitalized terms used in this Second Amendment that are not defined shall have the meaning assigned to such terms in the Note and First Amendment. Except as set forth in this Second Amendment, all of the provisions of the Note shall remain unchanged, shall continue in full force and effect, and are hereby ratified and confirmed in all respects by the Parties.

In Witness whereof, the Parties, intending to be legally bound, have executed this Second Amendment as of the day and date first written above.

BORROWER:

S&W SEED COMPANY,

a Nevada corporation

By: /s/ Elizabeth E. Horton_______________

Elizabeth E. Horton

Its: Chief Financial Officer

LENDER:

ROOSTER CAPITAL LLC,

a Delaware limited liability company

By: Conterra Holdings, LLC

Its: Administrative Member

By: /s/ Mark A. Smith___________________

Mark A. Smith

Its: COO & General Counsel